EXHIBIT 23.1

                     Consent of PricewaterhouseCoopers LLP,

                          Certified Public Accountants,

                               dated May 21, 1999


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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-11 of our report dated January 19, 1999 on our audit of the financial statements of CNL Hospitality Properties, Inc. We also consent to the reference to our Firm under the caption "Experts".


/s/ PricewaterhouseCoopers LLP
-------------------------------------
PricewaterhouseCoopers LLP

Orlando, Florida
May 21, 1999